EXHIBIT 10.19(a)
                                                                                                                                          EXECUTION COPY

FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is made as of April 18, 2008 by and between JRAS, LLC, a Georgia limited liability company (“Borrower”), PERIMETER INVESTMENT SOLUTIONS, LLC (“Perimeter”), JJG, LLC (“JJG”), SOUTHERN CRESCENT FINANCE, LLC (“Southern”), JRAS OF SOUTH CAROLINA, LLC (“JRAS South Carolina”), JRAS OF TENNESSEE, LLC (“JRAS Tennessee”), JRAS OF FLORIDA, LLC (“JRAS Florida”), JRAS OF ALABAMA, LLC (“JRAS Alabama”) and JAMES SCHRULL (“Schrull”, and together with Perimeter, JJG, Southern, JRAS South Carolina, JRAS Tennessee, JRAS Florida and JRAS Alabama, the “Guarantors”) and CAPITALSOURCE FINANCE LLC (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrower, Guarantors and Lender have entered into that certain Amended and Restated Loan and Security Agreement dated as of November 19, 2007 (as heretofore amended, the “Original Loan Agreement”), for the purposes and consideration therein expressed, pursuant to which Lender agreed to make loans to Borrower as therein provided;

WHEREAS, Borrower, Guarantors and Lender desire to amend the Original Loan Agreement as provided herein;

WHEREAS, Joe Crump and Greg Irvin have each executed guaranties in favor of Lender both of which are dated as of January 4, 2007 (the “Released Guaranties”);

WHEREAS, Joe Crump and Greg Irvin no longer hold any equity interests in the Borrower or Guarantors and have requested and the Lender has agreed to release them from their obligations under the Released Guaranties;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Loan Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I
Definitions and References

Section 1.1 Terms Defined in the Original Loan Agreement
.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Loan Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2 Other Defined Terms
.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this First Amendment to Loan and Security Agreement.

“Amendment Documents” means, collectively, this Amendment and any other document, instrument or agreement required to be delivered pursuant to Article III hereof.

“Loan Agreement” means the Original Loan Agreement, as amended hereby.

ARTICLE II
Amendments to Original Loan Agreement

Section 2.1 Definitions.  The definition of “Applicable Margin” in Section 1 of the Original Loan Agreement is hereby amended in its entirety to read as follows:

“APPLICABLE MARGIN.  The term “Applicable Margin” shall mean (a) with respect to the Prime Rate Loan, three percent (3.0%), and (b) with respect to the LIBOR Loan, an amount needed for the initial interest rate to accrue on the LIBOR Loan to be equal to the interest rate accruing on the Prime Rate Loan on the effective date of the LIBOR Rate Conversion, as determined from time to time by Lender in its sole discretion; provided, however, the “Applicable Margin” for the Prime Rate Loan after a Prime Rate Conversion shall be an amount needed for the initial interest rate to accrue on the Prime Rate Loan after the Prime Rate Conversion to be equal to the interest rate accruing on the LIBOR Loan on the effective date of the Prime Rate Conversion, as determined from time to time by Lender in its sole discretion.”

Section 2.2 Definitions.  The definition of “Collateral Recovery Rate” in Section 1 of the Original Loan Agreement is hereby amended in its entirety to read as follows:

“COLLATERAL RECOVERY RATE.  The term “Collateral Recovery Rate” shall mean, as of the date of determination,  (a) the sum of that portion of all payments received during the preceding 12 months, in respect of principal and interest on all Consumer Loans, whether active (non-charged off) or previously charged off (including the value of a Repossessed Vehicle which has previously been charged off), divided by (b) the sum of the total Reductions to Principal on all Consumer Loans during the preceding 12-month period.”

Section 2.3 Definitions.  Section 1 of the Original Loan Agreement is hereby amended to add the definition of “Repossessed Vehicle” in alphabetical order to read as follows:

“REPOSSESSED VEHICLE.  The term “Repossessed Vehicle” shall mean any automobile which has been repossessed by the Borrower or any Corporate Guarantor, the value of which shall be based upon the auction values published by Manheim Auctions.”

Section 2.4 Financial Reports.  Section 6.5 of the Original Loan Agreement is hereby amended by adding the following as subsection (m) and by deleting the “and” at the end of subsection (k) and replacing the period at the end of subsection (l) with “; and”:

        “(m)           As soon as available, and in any event within fifteen (15) calendar days after the end of each calendar month, a report with respect to all Receivables containing the following information: (i) monthly static pool information, (ii) monthly log of rescheduled accounts and (iii) a monthly log of deferrals, each as of the immediately preceding calendar month and prepared by the Borrower and certified as to being true, correct and complete in all material respects by the chief financial officer or other Authorized Representative of the Borrower.”

Section 2.5 Schedule A.  Schedule A  to the Original Loan Agreement is hereby restated in its entirety to read as set forth in Schedule A attached to this Agreement.

ARTICLE III
Conditions of Effectiveness

Section 3.1 Effective Date.  This Amendment shall become effective as of the date first above written when and only when Lender shall have received, at Lender’s office,

(a) a duly executed counterpart of this Amendment,

(b) a duly executed certificate of an authorized officer of each Related Party attesting to (i) the adoption of resolutions authorizing the execution and delivery of this Amendment and the other Amendment Documents to which each is a party, and authorizing specific officers of each Related Party to execute the same, and (ii) the authenticity of original specimen signatures of such officers,

(c) an opinion of the legal counsel of the Borrower and Guarantors covering such matters as Lender shall determine in its reasonable sole discretion,

(d) each other document to be executed and delivered by Borrower and/or each Guarantor pursuant hereto or thereto, and

(e) an Additional Commitment Fee owing as a result of the increase in Commitments in an amount equal to $100,000.00.

ARTICLE IV
Representations and Warranties

Section 4.1 Representations and Warranties.  In order to induce Lender to enter into this Amendment, Borrower and each Guarantor represents and warrants to Lender that:

(a) The representations and warranties contained in the Original Loan Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representations and warranties expressly relate to a specific date, in which case they shall have been accurate in all material respects as of such specified date;

(b) Each Related Party is duly authorized to execute and deliver this Amendment and the other Amendment Documents and is and will continue to be duly authorized to perform its obligations under the Loan Documents.  Each Related Party has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of such Related Party hereunder and thereunder;

(c) The execution and delivery by each Related Party of this Amendment and the other Amendment Documents, the performance by such Related Party of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the organizational and governing documents of such Related Party, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Related Party, or result in the creation of any lien, charge or encumbrance upon any assets or properties of such Related Party.  Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Related Party of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby; and

(d) When duly executed and delivered, each of this Amendment and the other Amendment Documents will be a legal and binding instrument and agreement of Borrower and each Guarantor which is a party thereto, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors’ rights generally and by principles of equity applying to creditors’ rights generally.

ARTICLE V
Miscellaneous

Section 5.1 Ratification of Agreement.  The Original Loan Agreement as hereby amended is hereby ratified and confirmed in all respects.  Any reference to the Loan Agreement in any Loan Document shall be deemed to refer to this Amendment also.  The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

Section 5.2 Survival of Agreements.  All representations, warranties, covenants and agreements of Borrower and each Guarantor herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Indebtedness is paid in full.  All statements and agreements contained in any certificate or instrument delivered by Borrower or any Guarantor hereunder or under the Loan Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such party under this Amendment and under the Loan Agreement.

Section 5.3 Guarantor Ratification.  Each Guarantor hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the respective Guaranty dated as of November 19, 2007, made by the respective Guarantor for the benefit of Lender pursuant to the Loan Agreement, (iii) ratifies and confirms all other Loan Documents, (iv) agrees that all of Guarantor’s respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, (v) all references in the Guaranty to the  Loan Agreement shall be deemed to refer to the Loan Agreement as amended by this Amendment, (vi) agrees that such Guaranty and such other Loan Documents shall remain in full force and effect, and (vii) consents to the Lender’s release of Joe Crump and Greg Irvin from the Released Guaranties and agrees that such release has no affect on the Guaranties of the Guarantors.

Section 5.4 Loan Documents.  This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto and thereto.

Section 5.5 Governing Law.  This Amendment shall be construed in accordance with the substantive laws of the State of Maryland (without regard to conflict of law principles) and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws.

Section 5.6 Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment may be duly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BORROWER:

JRAS, LLC
	By:	/s/James Schrull
	Name:	James Schrull
	Title	Managing Director

By:	/s/Dennis H. James
Name:	Dennis H. James
Title	President

GUARANTOR:

By:	/s/James Schrull
Name:	James Schrull

Perimeter Investment Solutions, LLC
	By:	/s/Ajay K. Jindia
	Name:	Ajay K. Jindia
	Title	Secretary

JJG, LLC
	By:	/s/James Schrull
	Name:	James Schrull
	Title	President

By:	/s/Dennis H. James
Name:	Dennis H. James
Title	Manager

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JRAS of South Carolina, LLC
	By:	/s/James Schrull
	Name:	James Schrull
	Title	President

By:	/s/Dennis H. James
Name:	Dennis H. James
Title	Manager

JRAS of Tennessee, LLC
	By:	/s/James Schrull
	Name:	James Schrull
	Title	President

By:	/s/Dennis H. James
Name:	Dennis H. James
Title	Manager

JRAS of Florida, LLC
	By:	/s/James Schrull
	Name:	James Schrull
	Title	President

By:	/s/Dennis H. James
Name:	Dennis H. James
Title	Manager

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JRAS of Alabama, LLC
	By:	/s/James Schrull
	Name:	James Schrull
	Title	President

By:	/s/Dennis H. James
Name:	Dennis H. James
Title	Manager

Southern Crescent Finance, LLC
	By:	/s/James Schrull
	Name:	James Schrull
	Title	President

By:	/s/Dennis H. James
Name:	Dennis H. James
Title	Manager

FIRST AMENDMENT TO LOAN AGREEMENT - Signature Page
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CapitalSource Finance, LLC, as agent
	By:	/s/Sue j. Choi
	Name:	Sue J. Choi
	Title	Senior Counsel

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SCHEDULE A TO

LOAN AND SECURITY AGREEMENT

Reference is made to that certain Amended and Restated Loan and Security Agreement (as amended, supplemented or otherwise modified, the “Loan Agreement”), dated November 19, 2007, by and between CapitalSource Finance LLC, as Lender, JRAS, LLC, as Borrower, and James Schrull, Perimeter Investment Solutions, LLC, JJG, LLC, Southern Crescent Finance, LLC, JRAS of South Carolina, LLC, JRAS of Tennessee, LLC, JRAS of Florida, LLC, and JRAS of Alabama, LLC, each as a guarantor.  All references to Section numbers herein refer to Sections in the Loan Agreement. Terms used and not otherwise defined herein shall have the meaning given to such terms in the Loan Agreement.

1.A.	Additional Eligibility Requirements (SECTION 1)

1.	The original term of the Consumer Loan Documents underlying such Receivable does not exceed forty two (42) months, unless otherwise approved in writing by Lender.

2.	The maximum original principal balance of such Receivable must not exceed twelve thousand five hundred dollars ($12,500).

3.	There are at least thirty (30) days remaining until the maturity date of the Consumer Loan Documents underlying such Receivable.

4.	The transaction giving rise to the Consumer Loan was consummated in an Approved State.

5.	Such Receivable is not sixty-one (61) days or more contractually past the due date set forth in the underlying Consumer Loan Documents.

6.	The minimum interest rate on the Consumer Loan Documents underlying such Receivable is at least twenty percent (20%) per annum payable monthly.

7.	The underlying automobile securing such Receivable shall not have been more than eight (8) model years old at the time of sale by a Related Party.

8.	Such Receivable has been reported to the Lender in compliance with the following Aging Procedures:

(a)	No payment missed or due	=	Current
(b)	1 to 30 days past due	=	“30 day Account”
(c)	31 to 60 days past due	=	“60 day Account”
(d)	61 to 90 days past due	=	“90 day Account”
(e)	91 or more days past due	=	“90 + day Account”
9.	The mileage on the underlying automobile securing such Receivable shall not be more than one hundred twenty thousand (120,000) miles at the time of sale by a Related Party.

10.	Payment on such Receivable shall not have been (nor shall it be) extended by Borrower or any Corporate Guarantor more than two (2) times in any year.

11.
With respect to any Receivable originated subsequent to April 18, 2008, (i) a down payment in cash was made on the date of sale of the automobile securing such Receivable in an amount not less than five percent (5%) of the total sales price of such automobile, and (ii) any down payments in excess of 5% which are deferred, must be paid in full prior to the due date of the first scheduled payment on such Receivable.

12.
With respect to any Receivable originated subsequent to April 18, 2008, the first scheduled payment on such Receivable shall be paid in full no later than forty-five (45) days from the date such Receivable was originated.

1.B.	Guarantors (SECTION 1).

Jim Schrull
Perimeter
JRAS of South Carolina, LLC
JRAS of Tennessee, LLC
JRAS of Florida, LLC
JRAS of Alabama, LLC
JJG, LLC
Southern Crescent Finance, LLC

1.D.	Subordinated Creditors (SECTION 1).

CompuCredit Corporation
Valued Services Acquisition Company, LLC

2.1.	Limits on Advances (SECTION 2.1).

Borrower may request advances hereunder no more than two (2) times each calendar week.

2.1.A.	Maximum Amount of Revolving Credit Line (SECTION 2.1).

Twenty Million Dollars ($20,000,000); provided that Lender may elect, in its sole discretion, to increase the Maximum Amount of Revolving Credit Line in increments of $5,000,000 so long as Borrower has paid any Additional Commitment Fee associated therewith.

2.1.B.	Availability on Eligible Receivables (SECTION 2.1).

The “Availability on Eligible Receivables” shall be an amount equal to 50.00% of the outstanding principal balance of all Eligible Receivables.

2.2.	Stated Interest Rate (SECTION 2.2).

The term “Stated Interest Rate” shall mean the greater of (i) the sum of the Applicable Margin for the subject Loan plus the Prime Rate, and (ii) 9.50%.

2.3.	Maturity Date (SECTION 2.3(c)).

The term of this Agreement shall expire on January 4, 2009; provided that the Maturity Date may be extended for successive one year terms at Lender’s sole discretion.

2.6.	Liquidated Damages (SECTION 2.6).

The amount of “Liquidated Damages” shall be as follows:

if Borrower pays the balance of the Indebtedness in full, and Borrower terminates financing under this Agreement and requests Lender to terminate Lender’s security interest in the Collateral after August 4, 2008 and prior to January 4, 2009, the amount of “Liquidated Damages” shall be an amount equal to two percent (2.0%) of the Maximum Amount of Revolving Credit Line.

2.11.	Unused Line Fee (SECTION 2.11).

The “Unused Line Fee” shall accrue from the date hereof until the Maturity Date at a rate equal to 0.50% per annum (calculated on the basis of a year of 360 days for the actual number of days elapsed) of the Unused Portion (hereinafter defined).  The Unused Line Fee shall be due and payable monthly in arrears beginning on the first Business Day of the calendar month immediately following the date hereof and on the first Business Day of each month thereafter.

4.1.	Commitment Fee (SECTION 4.1(h)).

A “Commitment Fee” in the amount of fifty thousand dollars ($50,000) shall be due and payable by Borrower to Lender and earned by Lender pursuant to and upon execution of the Agreement.    Additionally, upon the increase, if any, of the Maximum Amount of Revolving Credit Line, an additional commitment fee shall be due and payable by Borrower to Lender and earned by Lender on the date of such increase in an amount equal to one percent (1.00%) multiplied by the amount of such increase (each an “Additional Commitment Fee”).

5.1.A.	Borrower’s Tradenames (whether one or more) (SECTION 5.1.(b)).

Just Right Auto Finance

Just Right Auto Sales

Horton Automotive

5.1.B.	Business Locations of Borrower (SECTIONS 3.7, 5.1.(n)and 6.2(h)).

1998 Iris Drive SW
Conyers, GA  30094

208 South Broad St.
Monroe, GA  30655

5465 Peachtree Industrial Blvd.
Chamblee, GA 30341

2630 Memorial Dr.
Waycross, GA  31503

5.1.C.	Material Litigation (SECTION 5.1(w))

None.

5.1.D.	INTELLECTUAL PROPERTY (SECTION 5.1(x))

None.

5.1.E.	Borrower Information (SECTION 5.1.(y)).

Exact Name of Borrower	State of Organization	Federal Tax I.D. No.	Chief Executive Office	Prior Names	Charter No.
JRAS, LLC	Georgia	61-1529623	1998 Iris Drive SW Conyers, GA 30094	N/A	07008279
JJG, LLC d/b/a Just Right Auto Sales	Georgia	20-3761853	1998 Iris Drive SW Conyers, GA 30094	N/A	0559900
Southern Crescent Finance	Georgia	20-8391723	1998 Iris Drive SW Conyers, GA 30094	N/A	07008285
JRAS of South Carolina, LLC	Georgia	39-2055272	1998 Iris Drive SW Conyers, GA 30094	N/A	07037109
JRAS of Tennessee, LLC	Georgia	39-2055275	1998 Iris Drive SW Conyers, GA 30094	N/A	07037106
JRAS of Florida, LLC	Georgia	39-2055274	1998 Iris Drive SW Conyers, GA 30094	N/A	07032780
JRAS of Alabama, LLC	Georgia	39-2055271	1998 Iris Drive SW Conyers, GA 30094	N/A	07037107

6.1(h). Approved States (Section 6.1(h)).

Georgia
Florida
Alabama
Tennessee
South Carolina
Ohio
Texas

6.1(l). Borrower’s Portfolio Requirements (Section 6.1(l)).

Borrower and each other Related Party shall, at all times prior to the Maturity Date, maintain its portfolio of Receivables in full compliance with the following requirements (all to be calculated, as of any date of determination, with respect to all Receivables of such date):

1.	The average outstanding principal balance of all Receivables shall not exceed Nine Thousand Five Hundred Dollars ($9,500);

2.	The weighted average original term to maturity of all Receivables shall not exceed thirty six (36) months.

3.	The weighed average interest rate on the Consumer Loan Documents underlying all of the Receivables is at least 22.00% per annum.

4.
The aggregate principal balance of all Receivables current to not more than thirty (30) day delinquent shall not be less than eighty percent (80%) of the aggregate principal balance of all Receivables.

5.	The weighted average down payment of all Receivables is not less than five percent (5%) of the total sales price, which shall include all taxes, commissions and fees associated therewith.

6.2.A.	Leverage Ratio Limit (SECTION 6.2.(j)).

The “Leverage Ratio Limit” shall be 3 to 1.00.

6.2.B.	Minimum Tangible Net Worth (SECTION 6.2.(k)).

The “Minimum Tangible Net Worth” shall be $6,000,000.

6.2.D.	Debt Service Coverage Ratio Limit (SECTION 6.2(m)).

The “Debt Service Coverage Ratio Limit” shall not be less than 1.25 to 1.00.

6.2.E.	Minimum Collateral Recovery Rate (SECTION 6.2.(n)).

The “Minimum Collateral Recovery Rate” shall be sixty five percent (65.00%).

6.2.F.	Minimum Collection Percentage (SECTION 6.2(v)).

The “Minimum Collection Percentage” shall be three and three-quarters percent (3.75%) during the period beginning on April 18, 2008 and ending on December 31, 2008 and four percent (4.0%) at all times thereafter.

9.1.	Notices (SECTION 9.1).

Lender:	CapitalSource Finance LLC
4445 Willard Avenue, Twelfth Floor
Chevy Chase, Maryland 20815
Attention: SFG—Portfolio Manager
Telephone: (301) 841-2700
Telecopy No.: (301) 841-2370

With a courtesy copy to:
Greenberg Traurig, LLP
2200 Ross Avenue, Suite 5200
Dallas, Texas 75201
Attention: Heather Moulder
Telephone: (214) 665-3614
Telecopy No.: (214) 665-5914

Borrower:	JRAS, LLC 1998 Iris Drive SW Conyers, GA 30094
Attention: Jim Schrull
Telephone: (770) 761-7215
Telecopy No.: (770) 761-1539

With a Copy to:
600 Westpark Drive
Peachtree City, GA 30269
Attn: Robert P. Manning

Guarantors:	1998 Iris Drive SW
Conyers, GA  30094
Attention: Jim Schrull
Telephone: (770) 761-7215
Telecopy No.: (770) 761-1539

With a Copy to:
600 Westpark Drive
Peachtree City, GA 30269
Attn: Robert P. Manning